ROADRUNNER TRANSPORTATION SYSTEMS Q2 2019 Management Call YOUR GOODS. OUR BEST. YOUR GOODS. OUR BEST.®

SAFE HARBOR STATEMENT This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which relate to future events or performance. Forward-looking statements include, among others, statements regarding Roadrunner’s additional integration efforts at Ascent; the ability of all segments to achieve better than average industry margins; the success of the LTL segment to eliminate unprofitable freight and increase density in key lanes; the plan to put less focus on the Truckload segment; the ability to improve return on invested capital and enterprise valuation; key initiatives by segment; and key financial focus areas. These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “predict,” “potential,” “opportunity,” and similar words or phrases or the negatives of these words or phrases. These forward-looking statements are based on Roadrunner’s current assumptions, expectations and beliefs and are subject to substantial risks, estimates, assumptions, uncertainties and changes in circumstances that may cause Roadrunner’s actual results, performance or achievements to differ materially from those expressed or implied in any forward-looking statement. Such factors include, among others, risks related to the restatement of Roadrunner’s previously issued financial statements, the remediation of Roadrunner’s identified material weaknesses in its internal control over financial reporting, the litigation resulting from the restatement of Roadrunner’s previously issued financial statements and the other risk factors contained in Roadrunner’s SEC filings, including Roadrunner’s Annual Report on Form 10-K for the year ended December 31, 2018. Because the risks, estimates, assumptions and uncertainties referred to above could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements, you should not place undue reliance on any forward-looking statements. Any forward- looking statement speaks only as of the date hereof, and, except as required by law, Roadrunner assumes no obligation and does not intend to update any forward-looking statement to reflect events or circumstances after the date hereof. YOUR GOODS. OUR BEST.® 2

INFORMATION ABOUT ADJUSTED EBITDA EBITDA represents earnings before interest, taxes, depreciation and amortization. Roadrunner calculates Adjusted EBITDA as EBITDA excluding impairment and other non-cash gains and losses, other long-term incentive compensation expenses, loss on debt restructuring, settlement of contingent purchase obligations, operations restructuring costs, and corporate restructuring and restatement costs associated with legal, consulting and accounting matters, including internal and external investigations. Roadrunner uses Adjusted EBITDA as a supplemental measure in evaluating its operating performance and when determining executive incentive compensation. Roadrunner believes Adjusted EBITDA is useful to investors in evaluating its performance compared to other companies in its industry because it assists in analyzing and benchmarking the performance and value of a business. The calculation of Adjusted EBITDA eliminates the effects of financing, income taxes and the accounting effects of capital spending. These items may vary for different companies for reasons unrelated to the overall operating performance of a company’s business. Adjusted EBITDA is not a financial measure presented in accordance with GAAP. Although Roadrunner’s management uses Adjusted EBITDA as a financial measure to assess the performance of its business compared to that of others in Roadrunner’s industry, Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of Roadrunner’s results as reported under GAAP. Some of these limitations are: • Adjusted EBITDA does not reflect Roadrunner’s cash expenditures, future requirements for capital expenditures or contractual commitments; • Adjusted EBITDA does not reflect changes in, or cash requirements for, Roadrunner’s working capital needs; • Adjusted EBITDA does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payments on Roadrunner’s debt or dividend payments on Roadrunner’s preferred stock; • Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future and Adjusted EBITDA does not reflect any cash requirements for such replacements; and • Other companies in Roadrunner’s industry may calculate Adjusted EBITDA differently than Roadrunner does, limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered a measure of discretionary cash available to Roadrunner to invest in the growth of the company’s business. Roadrunner compensates for these limitations by relying primarily on Roadrunner’s results of operations under GAAP. YOUR GOODS. OUR BEST.® 3

AGENDA 1. Opening Comments 2. 2019 Second Quarter & First Half Financial Results 3. Q2 Business Trends 4. Business Improvements & Strategic Focus 5. Question & Answer YOUR GOODS. OUR BEST.® 4

OPENING COMMENTS • Revenue and Adjusted EBITDA declined in 2019 second quarter primarily due to low market demand in air and ground expedited logistics at the Active On-Demand segment • Ascent Global Logistics (Ascent) segment earned lower revenue and marginally lower Adjusted EBITDA in 2019 second quarter due to declines in truckload volumes and rate mix which offset revenue improvements in international freight forwarding and retail consolidation • Less-than-Truckload (LTL) segment continued to improve freight quality and operating metrics despite a slight decline in second quarter revenue and Adjusted EBITDA • Truckload segment Adjusted EBITDA declined due to lower revenue and higher costs at certain operating units • Narrowing strategic focus to logistics and asset-light LTL segments YOUR GOODS. OUR BEST.® 5

Second Quarter 2019 Results YOUR GOODS. OUR BEST.® 6

SUMMARY OF Q2 2019 RESULTS Financial Summary Revenues of $480.7 million in Q2 2019 vs. $558.0 million in Q2 2018 • Revenue declined primarily due to declines of $63.3 million in air and ground expedited logistics at Active On-Demand as well as reduced truckload shipment volumes and rate mix at Ascent and lower volumes at certain Truckload operating units, while LTL revenues were flat. Operating loss of $137.8 million in Q2 2019 vs. $11.4 million in Q2 2018 • Q2 2019 includes $108.3 million of goodwill, intangible asset, software and asset impairment charges. • Excluding impairment charges, the higher consolidated operating loss in the second quarter of 2019 was attributable to a decrease of over $10 million in operating results at Active On-Demand as well as declines in LTL and Ascent, partially offset by improved operating results in Truckload. Net loss of $141.9 million in Q2 2019 vs. $42.0 million in Q2 2018 • In addition to the consolidated operating loss explanations above, the consolidated net loss in the second quarter of 2019 was impacted by a decrease in interest expense of $29.6 million (due to the absence of interest on the company’s preferred stock which was fully redeemed after completion of the company’s rights offering in February 2019), and a lower benefit from income taxes. • The Q2 2019 effective income tax rate was 0.4% as compared to 8.0% in Q2 2018. Diluted loss per share available to common stockholders of $3.77 in Q2 2019 vs. $27.24 in Q2 2018 • On April 5, 2019, the company executed a 1-for-25 reverse stock split. All share and per common share data has been retroactively adjusted for all periods presented. • After reflecting the impact of the reverse stock split, the weighted average common stock outstanding used in the calculation of diluted loss per share was significantly higher in the second quarter of 2019 due to the company’s issuance of 36 million shares of common stock in the rights offering which was completed in February 2019. Adjusted EBITDA decreased to ($6.5) million in Q2 2019 from $6.7 million in Q2 2018 • Note: For a reconciliation of Adjusted EBITDA to Net (Loss) Income, see our press release dated August 7, 2019 and slide 9. YOUR GOODS. OUR BEST.® 7

REVENUE BY SEGMENT Second Quarter 2019 vs. 2018 Revenue Comparison of Second Quarter 2019 to 2018 (In thousands) Ascent Global Active On- Less-Than- Corporate/ Truckload Consolidated Logistics Demand Truckload Eliminations Q2 2019 Revenues $ 130,160 $ 101,492 $ 117,076 $ 141,472 $ (9,512) $ 480,688 Q2 2018 Revenues 144,630 164,770 117,164 145,761 (14,299) 558,026 Difference $ (14,470) $ (63,278) $ (88) $ (4,289) $ 4,787 $ (77,338) YOUR GOODS. OUR BEST.® 8

ADJUSTED EBITDA

Second Quarter 2019 vs. 2018

(In thousands)

	Ascent Global Logistics	Active On-Demand	Less-Than-Truckload	Truckload	Corporate/ Eliminations	Consolidated
	Three Months Ended June 30, 2019					
Net (loss) income	$ 5,777	$ (2,614)	$ (4,494)	$ (104,278)	$ (36,340)	$ (141,949)
Plus: Total interest expense	95	--	54	772	3,711	4,632
Plus: Provision (benefit) for income taxes	8	--	--	--	(532)	(524)
Plus: Depreciation and amortization	1,616	2,125	1,085	7,030	2,932	14,788
Plus: Impairment charges	--	--	--	95,336	12,995	108,331
Plus: Long-term incentive compensation expenses	--	--	--	--	4,594	4,594
Plus: Settlement of contingent purchase obligation	--	--	--	--	360	360
Plus: Corporate restructuring and restatement costs	--	--	--	--	3,242	3,242
Adjusted EBITDA	**$ 7,496**	**$ (489)**	**$ (3,355)**	**$ (1,140)**	**$ (9,038)**	**$ (6,526)**
Adjusted EBITDA as a % of revenue	*5.8 %*	*(0.5) %*	*(2.9) %*	*(0.8) %*	--	*(1.4) %*
	Three Months Ended June 30, 2018					
Net (loss) income	$ 7,285	$ 7,808	$ (3,763)	$ (8,566)	$ (44,719)	$ (41,955)
Plus: Total interest expense	29	--	20	8	34,175	34,232
Plus: Benefit from income taxes	--	--	--	--	(3,652)	(3,652)
Plus: Depreciation and amortization	1,168	2,036	900	4,205	815	9,124
Plus: Long-term incentive compensation expenses	--	--	--	--	426	426
Plus: Operations restructuring costs	--	--	--	4,655	--	4,655
Plus: Corporate restructuring and restatement costs	--	--	--	--	3,911	3,911
Adjusted EBITDA	**$ 8,482**	**$ 9,844**	**$ (2,843)**	**$ 302**	**$ (9,044)**	**$ 6,741**
Adjusted EBITDA as a % of revenue	*5.9 %*	*6.0 %*	*(2.4) %*	*0.2 %*	--	*1.2 %*
Adjusted EBITDA Improvement/(Decline)	**$ (986)**	**$ (10,333)**	**$ (512)**	**$ (1,442)**	**$ 6**	**$ (13,267)**

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First Half 2019 Results YOUR GOODS. OUR BEST.® 10

SUMMARY OF FIRST HALF 2019 RESULTS Financial Summary Revenues in first half of $987.8 million vs. $1,128.0 million in 2018 • Revenue decline primarily due to declines of $115.3 million in air and ground expedited logistics at Active On-Demand. Operating loss in first half of $158.6 million vs. $24.8 million in 2018 • First half 2019 includes $109.1 million of goodwill, intangible asset, software and asset impairment charges. • Excluding impairment charges, the higher consolidated operating loss in the first half of 2019 was attributable to a decrease of over $13 million in operating results at Active On-Demand as well as declines in Truckload and Ascent, partially offset by improved operating results in LTL. Net loss in first half of $168.9 million vs. $65.6 million in 2018 • In addition to the consolidated operating loss explanations above, the consolidated net loss in the first half of 2019 included a loss on debt restructuring of $2.3 million and a decrease in interest expense of $35.3 million due to the waiver of interest on the company’s preferred stock until is was fully redeemed after completion of the company’s rights offering in February 2019. • The effective income tax rate was 0.3% and 4.3% during the first half 2019 and 2018, respectively. Diluted loss per share available to common stockholders in first half of $6.39 vs. $42.62 in 2018 • On April 5, 2019, the company executed a 1-for-25 reverse stock split. All share and per common share data has been retroactively adjusted for all periods presented. • As we previously mentioned, the weighted average common stock outstanding used in the calculation of diluted loss per share was significantly higher in the first half of 2019 due to the company’s issuance of 36 million shares of common stock in the rights offering which was completed in February 2019. Adjusted EBITDA in first half decreased to ($5.8) million from $9.9 million in 2018 • Note: For a reconciliation of Adjusted EBITDA to Net (Loss) Income, see our press release dated August 7, 2019 and slide 13. YOUR GOODS. OUR BEST.® 11

REVENUE BY SEGMENT First Half 2019 vs. 2018 Revenue Comparison of First Half 2019 to 2018 (In thousands) Ascent Global Active On- Less-Than- Corporate/ Truckload Consolidated Logistics Demand Truckload Eliminations YTD 2019 Revenues $ 261,853 $ 244,263 $ 219,898 $ 278,483 $ (16,661) $ 987,836 YTD 2018 Revenues 279,573 359,536 230,289 290,318 (31,706) 1,128,010 Difference $ (17,720) $ (115,273) $ (10,391) $ (11,835) $ 15,045 $ (140,174) YOUR GOODS. OUR BEST.® 12

ADJUSTED EBITDA

First Half 2019 vs. 2018

(In thousands)

		Ascent Global Logistics		Active On-Demand		Less-Than-Truckload		Truckload		Corporate/ Eliminations		Consolidated
						Six Months Ended June 30, 2019						
Net (loss) income	$	11,044	$	583	$	(10,363)	$	(111,886)	$	(58,326)	$	(168,948)
Plus: Total interest expense		188		--		88		1,464		6,774		8,514
Plus: Provision (benefit) for income taxes		20		--		--		--		(473)		(453)
Plus: Depreciation and amortization		3,298		4,221		1,723		16,121		4,967		30,330
Plus: Long-term incentive compensation expenses		--		--		--		--		6,325		6,325
Plus: Settlement of contingent purchase obligation		--		--		--		--		360		360
Plus: Impairment charges		--		--		--		95,336		13,773		109,109
Plus: Loss on debt restructuring		--		--		--		--		2,270		2,270
Plus: Corporate restructuring and restatement costs		--		--		--		--		6,674		6,674
Adjusted EBITDA	**$**	**14,550**	**$**	**4,804**	**$**	**(8,552)**	**$**	**1,035**	**$**	**(17,656)**	**$**	**(5,819)**
Adjusted EBITDA as a % of revenue		*5.6 %*		*2.0 %*		*(3.9) %*		*0.4 %*		--		*(0.6) %*
						Six Months Ended June 30, 2018						
Net (loss) income	$	13,962	$	14,261	$	(12,483)	$	(10,630)	$	(70,708)	$	(65,598)
Plus: Total interest expense		59		--		56		19		43,641		43,775
Plus: Benefit for income taxes		--		--		--		--		(2,982)		(2,982)
Plus: Depreciation and amortization		2,356		4,030		1,813		8,507		1,483		18,189
Plus: Long-term incentive compensation expenses		--		--		--		--		1,003		1,003
Plus: Operations restructuring costs		--		--		--		4,655		--		4,655
Plus: Corporate restructuring and restatement costs		--		--		--		--		10,824		10,824
Adjusted EBITDA	**$**	**16,377**	**$**	**18,291**	**$**	**(10,614)**	**$**	**2,551**	**$**	**(16,739)**	**$**	**9,866**
Adjusted EBITDA as a % of revenue		*5.9 %*		*5.1 %*		*(4.6) %*		*0.9 %*		--		*0.9 %*
Adjusted EBITDA Improvement/(Decline)	**$**	**(1,827)**	**$**	**(13,487)**	**$**	**2,062**	**$**	**(1,516)**	**$**	**(917)**	**$**	**(15,685)**

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DEBT SUMMARY (In millions) 12/31/2018 3/31/2019 6/30/2019 ABL credit facility $ 134.5 $ 112.4 $ 131.4 Term loan credit facility 37.3 50.7 50.2 Finance Lease Liability 51.0 74.0 93.9 Total Debt $ 222.8 $ 237.1 $ 275.5 Debt issuance costs (3.1) (3.4) (3.2) Preferred Stock 402.9 - - Total Debt & Preferred Stock $ 622.6 $ 233.7 $ 272.3 YOUR GOODS. OUR BEST.® 14

Q2 Business Trends YOUR GOODS. OUR BEST.® 15

BUSINESS TRENDS

Ascent Global Logistics

(In thousands, except %'s)

	Q2 2019	Q2 2018	vs 2018	YTD 2019	YTD 2018	vs 2018
Domestic Freight Management	$ 75,844	$ 93,455	(18.8%)	$151,587	$179,730	(15.7%)
International Freight Forwarding	$ 28,507	$ 25,707	10.9%	$ 57,536	$ 49,010	17.4%
Retail Consolidation	$ 26,084	$ 25,482	2.4%	$ 53,160	$ 50,879	4.5%
Intrasegment Eliminations	$ (275)	$ (14)	-	$ (430)	$ (45)	-
Total Revenue	**$130,160**	**$144,630**	**(10.0%)**	**$261,853**	**$279,573**	**(6.3%)**
Adjusted EBITDA	**$ 7,496**	**$ 8,482**	**(11.6%)**	**$ 14,550**	**$ 16,377**	**(11.2%)**

Note: For a reconciliation of Adjusted EBITDA to Net Income (Loss), see Slides 9 & 13.

Operating Commentary

Strategy

- Integration enabling easier access to more of our brokerage capabilities by more of our customers; including Active On-Demand air and ground expedite service offering
- Investing to consolidate our IT capabilities onto one proprietary enterprise brokerage system for both Ascent and Active On-Demand segments

Domestic ~ 58% of Q2 Segment Revenue

- Q2 revenue declined as a result of lower brokerage load counts and rates and the planned reduction in the fleet used to back-up our brokerage in certain tight lanes
- Revenue/load declines partially offset by improved brokerage spreads and reduced operating costs
- Segment Adjusted EBITDA Q2 and YTD declined primarily due to lower volume in Domestic offering

International ~ 22% of Q2 Segment Revenue

- Revenue growth in Q2 from expanded volumes at current and new customers as a result of sales force investment and continued high customer service

Retail Consolidation ~ 20% of Q2 Segment Revenue

- Q2 revenue growth driven primarily by new and existing customer volumes and continued improvements in on time in full performance

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BUSINESS TRENDS

Active On-Demand

(In thousands, except %'s)

	Q2 2019	Q2 2018	vs 2018	YTD 2019	YTD 2018	vs 2018
Revenue						
Air Expedite						
Fleet	$ 12,388	$ 31,132	(60.2%)	$ 34,862	$ 58,816	(40.7%)
Brokerage	$ 19,884	$ 33,211	(40.1%)	$ 64,754	$ 65,277	(0.8%)
Total Air Expedite	$ 32,272	$ 64,344	(49.8%)	$ 99,616	$ 124,093	(19.7%)
Ground Expedite	$ 69,220	$ 100,426	(31.1%)	$ 144,647	$ 235,443	(38.6%)
Total Revenue	**$ 101,492**	**$ 164,770**	**(38.4%)**	**$ 244,263**	**$ 359,536**	**(32.1%)**
Adjusted EBITDA	**$ (489)**	**$ 9,844**	**(105.0%)**	**$ 4,804**	**$ 18,291**	**(73.7%)**

Operating Commentary

Strategy

- Provide premium mission-critical air and ground expedite logistics services
- Continue to drive operational improvements and further execution of world-class client solutions
- Offer comprehensive capabilities to give clients the ability to quickly mode shift and leverage IT scale with other Ascent brokerage systems

Trends

- Market demand in Q2 for expedited air declined significantly resulting in lower volumes and rates in air fleet and brokerage. Q1 air revenue impacted by aircraft availability which reduced capture rate on our fleet. Air fleet volume, rate and capture rate declines largely impact segment profitability
- 2019 Adjusted EBITDA decline primarily driven by reduced air trip volume and to a lesser extent from rate declines compared to 2018
- Ground revenue declines from lower ground expedited demand, which continues to decline from peak levels in 2018
- Short term volatility historically moderates over longer periods; business capabilities remain intact to capture revenue and Adjusted EBITDA as demand improves

Note: For a reconciliation of Adjusted EBITDA to Net Income (Loss), see Slides 9 & 13.

YOUR GOODS. OUR BEST.®
Roadrunner Transportation Systems
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BUSINESS TRENDS

Less-than-Truckload

(In thousands, except operating statistics & %'s)

	Q2 2019	Q2 2018	vs 2018	YTD 2019	YTD 2018	vs 2018
Adjusted Revenue (Incl. Fuel) (a)	$ 116,373	$ 114,100	2.0%	$ 218,235	$ 227,302	(4.0%)
Adjusted Revenue (Ex. Fuel)	$ 101,727	$ 98,397	3.4%	$ 191,027	$ 196,735	(2.9%)
Adj. Revenue per Hundredweight (Incl. Fuel)	$ 21.53	$ 21.03	2.4%	$ 21.49	$ 21.00	2.3%
Adj. Revenue per Hundredweight (Ex. Fuel)	$ 18.82	$ 18.13	3.8%	$ 18.81	$ 18.17	3.5%
Adj. Revenue per Shipment (Incl. Fuel)	$ 248.06	$ 240.77	3.0%	$ 247.22	$ 236.54	4.5%
Adj. Revenue per Shipment (Ex. Fuel)	$ 216.84	$ 207.63	4.4%	$ 216.40	$ 204.73	5.7%
Pounds per Shipment	1,152	1,145	0.6%	1,150	1,127	2.0%
Shipments per Day	7,330	7,405	(1.0%)	6,951	7,507	(7.4%)
Backhaul Revenue (b)	$ 774	$ 3,133	(75.3%)	$ 1,803	$ 3,133	(42.4%)
Intrasegment Eliminations (c)	$ (71)	$ (69)	-	$ (140)	$ (146)	-
Total Revenue (a + b + c)	**$ 117,076**	**$ 117,164**	**(0.1%)**	**$ 219,898**	**$ 230,289**	**(4.5%)**
Adjusted EBITDA	**$ (3,355)**	**$ (2,843)**	**(18.0%)**	**$ (8,552)**	**$ (10,614)**	**19.4%**

Note: For a reconciliation of Adjusted EBITDA to Net Income (Loss), see Slides 9 & 13.

Operating Commentary

Strategy

- Focus on core competency as a metro-to-metro LTL provider, with expansive long haul, regional and next day offerings. This includes:
  - Sales discipline to drive volume in strategic lanes and leveraging our regional capabilities within Expedited Freight Systems
  - Pricing intelligence and network enhancements to improve yield and market share in strategic lanes
  - Driving shipment reliability and visibility through investments in technology, centralization and process standardization

EBITDA Trends

- Q2 2019 Adjusted EBITDA loss increased $0.5m from Q2 2018 due primarily to increased equipment repair and maintenance as well as personnel related costs, partially offset by improved yield and lower bad debt

Revenue & Yield

- Excluding backhaul, 2019 Q2 revenue improved 3.4% excluding fuel and 2.0% including fuel due to impact of reduced fuel surcharge
- Revenue per shipment up 4.4% excluding fuel and 3.0% including fuel due to yield actions and improved freight profile
- Shipment per day reduction of 1.0% primarily from reduced pickup and delivery footprint and yield actions to remove unprofitable freight
- Continued success increasing revenue in our Tier 1 lanes (Major Metro) – 64.3% in Q2 2019 vs 59.5% in Q2 2018

Cost

- Q2 2019 pickup and delivery costs improved due to improved freight profile, partner consolidation and yield actions

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BUSINESS TRENDS

Truckload

(In thousands, except %'s)

	Q2 2019	Q2 2018	vs 2018	YTD 2019	YTD 2018	vs 2018
Over-the-Road Revenue	$ 110,562	$ 111,901	(1.2%)	$ 215,639	$ 223,922	(3.7%)
Intermodal Services Revenue	$ 31,323	$ 33,894	(7.6%)	$ 63,401	$ 66,513	(4.7%)
Intrasegment Eliminations	$ (414)	$ (35)	-	$ (557)	$ (118)	-
Total Revenue	**$ 141,472**	**$ 145,761**	**(2.9%)**	**$ 278,483**	**$ 290,318**	**(4.1%)**
Adjusted EBITDA	**$ (1,140)**	**$ 302**	**(477.5%)**	**$ 1,035**	**$ 2,551**	**(59.4%)**

Note: For a reconciliation of Adjusted EBITDA to Net Income (Loss), see Slides 9 & 13.

Operating Commentary

Strategy

- Integration to improve our scale and right size capacity to address both scheduled and unscheduled freight needs

Over-the-Road ~ 78% of Q2 Segment Revenue

- Consists of our Dry Van, Temperature Controlled and Flatbed fleets which comprised 68%, 20% and 12%, respectively, of the YTD 2019 Over-the-Road revenues
- Dry Van revenue increase in Q2 2019 was offset by higher costs
- Temperature Controlled revenue in Q2 2019 declined primarily due to fleet downsizing in Q2 2018, but resulted in improved profitability in Q2 and YTD 2019

Intermodal Services ~ 22% of Q2 Segment Revenue

- Revenue decline of 7.6% in Q2 2019 driven by declines in load counts from market softness, partially offset by improved rates per load, which resulted in lower profitability

YOUR GOODS. OUR BEST.®

Roadrunner Transportation Systems 19

Business Improvements & Strategic Focus YOUR GOODS. OUR BEST.® 20

BUSINESS IMPROVEMENT GUIDEPOSTS 5 Key Phases – Tracking & Reporting Our Progress 5. OPTIMIZATION < Sharpening our Strategic Focus < Re-Capitalization Completed in Q1 2019 < Re-Financing in 2017 YOUR GOODS. OUR BEST.® 21

SIMPLIFICATION & INTEGRATION – SEGMENTS

Key Initiatives Update

Ascent

Integrate and expand 3PL, brokerage and distribution businesses

Domestic Freight Management
- Management team integration completed
- Core systems integration expands marketing and service capabilities
- Streamlining and upgrading asset-backed brokerage fleet in 2019

International Freight Forwarding
- Increasing capabilities and enhanced sales team yielding expansion of customer base and volumes
- Targeting larger opportunities

Retail Distribution
- Investing in warehouse racking, automation and technology
- Focusing on retaining and adding new customers

Active On-Demand

Highly capable logistics business with peaks and valleys

Air & Ground Expedited Logistics
- Continued investments in capacity and industry-leading technology
- Maintain service capabilities to capture upside when market demand improves
- Enhancing IT competitive advantage with development of Enterprise Brokerage Platform

Air Fleet
- Improving fleet positioning to improve capture rate in slow demand cycle
- Upgrading avionics across owned and leased fleet
- Studying longer-term fleet make-up

LTL

Investing in longer-term reputation and profit recovery

Operations and Revenue
- Consolidated line haul
- Standard terminal operating procedures
- Increased focus on service
- Optimizing freight profile in the right lanes

Network Improvements
- More focus on core lanes
- Eliminated unprofitable service areas
- Freight profile and yield improvement

IT Investment and Cost Control
- Line haul management
- Dock technology
- Safety and maintenance
- Claims
- Other SG&A

Truckload

Improved operational structure and performance

Intermodal (Restructured)
- Loss making terminals restructured
- Improved capacity in 2018 2H
- Fleet upgrades in 2019 1H

Temp Controlled – (Restructured)
- Restructuring successfully completed in 2018 Q2
- Streamlined capacity and key lanes yielding operating profits

Dry Van – (Restructuring)
- Combining multiple operating units
- Increased the pace of integration in 2019 Q2

YOUR GOODS. OUR BEST.®

Roadrunner Transportation Systems

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KEY FINANCIAL FOCUS AREAS • Strategic assessment of Truckload assets • Reducing fleet investments • Improving cash flow and debt reduction • Improving internal controls and remediating deficiencies • Moving operating margins and return on invested capital closer to industry norms YOUR GOODS. OUR BEST.® 23

Q & A Discussion YOUR GOODS. OUR BEST.® 24